UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2005


                          CHARTWELL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      005-59509                  95-3979080
           ------                      ---------                  ----------
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
      incorporation)                                         Identification No.)


                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (304) 345-8700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement

     On November 16, 2005, Chartwell International, Inc. (the "Company") entered into a settlement agreement (the "Settlement Agreement") with Minerva Enterprises, Inc. ("Minerva"), Francis X. Stufano ("Stufano"), Rail Waste Holdings, LLC ("RWH"), Ohio Waste LLC ("Ohio Waste"), R.W. Recycling, LLC ("RWR") and Christopher J. Davino ("Davino"), pursuant to which the Company, RWH, Minerva, Ohio Waste and RWR settled the foreclosure action entitled, LFL Logistics Co. v. Minerva Enterprises, Inc., Rail Waste Holdings, LLC, Ohio Waste LLC and R.W. Recycling, LLC, Case Number 2005-CV-01747 brought in the Court of Common Pleas for the County of Stark, Ohio, on May 27, 2005 (the "Ohio Litigation").

     On January 10, 2005, Minerva issued a secured promissory note to RWH in the principal amount of $600,187.58 (the "Note") and an open-end mortgage on real property owned by Minerva as security interest for the Note (the "Mortgage").
Pursuant to that certain Assignment of Mortgage by and between RWH and the Company dated as of September 15, 2005, the Company acquired all right, title and interest to the Mortgage from RWH. On November 7, 2005, RWH and its subsidiaries Ohio Waste and RWR moved to be substituted by the Company as the real party in interest in the Ohio Litigation.

     Under the terms of the Settlement Agreement, (A) Minerva agreed to pay to the Company the principal amount owed under the Note, including interest, costs and attorneys fees; and (B) the Company agreed to (i) dismiss all claims and cross-claims in the Ohio Litigation with prejudice; and (ii) execute and file with the Stark County (Ohio) Recorder's Office a release and discharge of the Mortgage.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

  Exhibit No.                Exhibit Description
  ----------                 -------------------

    10.1                     Settlement Agreement and Release dated
                             November 16, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHARTWELL INTERNATIONAL, INC.,
                                    a Nevada Corporation


Dated:  November 21, 2005          By:  /s/ Imre Eszenyi
                                        ----------------------------
                                   Name: Imre Eszenyi
                                   Title: Acting President